EXHIBIT 10.3

AGREEMENT

THIS AGREEMENT (the "Agreement") is made this 28th day of July, 2006 (the “Agreement Date”) by and among Capital Growth Systems, Inc., a Florida corporation (“CGSY”) and Michael Balkin and David Lies (each a “Guarantor” and collectively, the “Guarantors”).

R E C I T A L S

A. On even date herewith, CGSY and the Guarantors are entering into a Purchase Agreement with Augustine Fund, L.P. (“Augustine”) to acquire from Augustine certain notes issued by 20/20 Technologies, Inc., 20/20 Technologies, LLC, and Magenta Netlogic Limited d/b/a/ CSB Global, Ltd., in the aggregate principal amount of $1,600,000 and warrants related thereto (the “Purchase Agreement”). Defined terms used herein but not otherwise defined shall be defined as set forth in the Purchase Agreement.

B. Pursuant to the Purchase Agreement, each of the Guarantors has agreed to guarantee the payment by CGSY of the CGSY Purchase Price.

C. Pursuant to the Purchase Agreement, the Guarantor purchased the Guarantor Notes, as defined therein, concurrent with the execution of this Agreement.

D. In consideration of such credit enhancement and other good and valuable consideration, CGSY desires to grant each Guarantor a warrant to purchase shares of common stock of CGSY, based upon the terms and condition contained herein (each a “Warrant”).

NOW THEREFORE, in consideration of the mutual promises contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Guarantees. Each of the Guarantors hereby agrees to enter into the guarantee of the CGSY Purchase Price set forth in Section 12 the Purchase Agreement.

2. Issuance of Warrant. Upon execution and delivery of the Purchase Agreement by each of the parties thereto, including each of the Guarantors, CGSY shall issue to each of the Guarantors a warrant to acquire 500,000 shares of CGSY’s common stock (the “Warrant Shares”) in the form set forth on Exhibit A (the “Warrant”).

3. CGSY Obligation to Purchase. Concurrent with or prior to the Second Closing Date, CGSY hereby agrees to purchase from the Guarantors the Guarantor Notes and the Guarantor Warrants upon the following terms. The Guarantors shall sell, assign and deliver to CGSY, the Guarantor Notes and the Guarantor Warrants, free and clear of any and all liens, claims, pledges, security interests and other encumbrances of any kind or nature, and CGSY shall purchase the Guarantor Notes and the Guarantor Warrants, for an aggregate amount equal to $800,000, plus an amount equal to 10% per annum, pro rated with respect to the number of days elapsing between the Initial Closing Date and the Second Closing Date.

4. Representations. In connection with the issuance of the Warrants, and any subsequent issuance of Warrant Shares, each Guarantor individually represents and warrants to CGSY as follows:

(a) Investigation; Economic Risk. Guarantor acknowledges that it has had an opportunity to discuss the business, affairs and current prospects of CGSY with its officers. Guarantor further acknowledges having had access to information about CGSY that it has requested. Guarantor acknowledges that it is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant to this Agreement. Guarantor is an Accredited Investor (as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”)).

(b) Purchase for Own Account. The Warrant and the Warrant Shares will be acquired for its own account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof.

(c) Exempt from Registration; Restricted Securities. Guarantor understands that the Warrant and the Warrant Shares will not be registered under the Act, on the ground that the issuance provided for in this Agreement is exempt from registration under the Act, and that the reliance of CGSY on such exemption is predicated in part on Guarantor’s representations set forth in this Agreement. Guarantor understands that the Warrant and the Warrant Shares are restricted securities within the meaning of Rule 144 under the Act; and that the Warrant and the Warrant Shares are not registered and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.

(d) Restrictive Legends. It is understood that each certificate representing (a) the Warrant, (b) the Warrant Shares, and (c) any other securities issued in respect of the any of the foregoing upon any stock split, stock dividend, recapitalization, merger or similar event shall be stamped or otherwise imprinted with a legend substantially in the following form:

(e) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(f) Removal of Restrictive Legend. The legend set forth above shall be removed by CGSY from any certificate evidencing the Warrant or Warrant Shares upon delivery to CGSY of an opinion by counsel, reasonably satisfactory to CGSY, that a registration statement under the Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not eliminate the exemption or exemptions from registration pursuant to which CGSY issued the Warrant or Warrant Shares.

5. Representations and Warranties of CGSY. CGSY hereby represents and warrants to each Guarantor, as of the Agreement Date:

(a) CGSY has the right, power, legal capacity and authority to execute and enter into this Agreement and to execute all other documents and perform all other acts to be executed or performed by it as may be necessary in connection with the performance of this Agreement;

(b) The execution and delivery of this Agreement and such other agreements and instruments by CGSY, including the Warrant, and the consummation by CGSY of the transactions contemplated hereby have been duly authorized by the CGSY.

(c) Neither the execution, delivery or performance of this Agreement by CGSY, nor the consummation of the transactions contemplated herein will result in a breach or violation of, or default under, or conflict with, any law, rule, regulation, judgment, order, decree, mortgage, agreement, indenture, instrument or arrangement applicable to CGSY, or any contract or agreement to which CGSY is a party or by which CGSY is bound.

(d) No approval or consent not heretofore obtained by any person or entity is necessary in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby.

(e) From and after the issue date of the Warrant, CGSY will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, such number of shares of its common stock as may from time to time be issuable on the exercise of the Warrant.

(f) The Warrant Shares, when issued upon exercise of this Warrant and payment therefor in accordance with the terms of this Warrant, shall be duly and validly issued and fully paid and nonassessable.

6. Assignment and Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns. No party may assign any rights hereunder without the consent of the other party; provided the Guarantors may assign this Agreement, to any party which is not a competitor with CGSY, provided that such assignee agrees and acknowledges that they are bound by the terms of this Agreement, and the related documents and instruments.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

8. Entire Agreement. This Agreement and the exhibits attached hereto constitute the entire agreement among the parties, and supersede all prior oral or written agreements, understandings, representations and warranties, and courses of conduct and dealing between the parties on the subject matter hereof. This Agreement may be amended or modified only by a writing executed by all parties hereto.

9. Section Headings. The headings contained in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

10. Counterparts. This Agreement may be executed in two or more counterparts and in separate counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Side Agreement as of the day and year first above written.

Capital Growth Systems, Inc.

By:	/s/ Thomas Hudson
Thomas Hudson, CEO

/s/ Michael Balkin
Michael Balkin

/s/ David Lies
David Lies

Exhibit A

Form of Warrant

See attached

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAW, AND IN THE ABSENCE OF SUCH REGISTRATION MAY NOT BE SOLD OR TRANSFERRED UNLESS THE ISSUER OF THIS WARRANT HAS RECEIVED AN OPINION OF ITS COUNSEL, OR OF COUNSEL REASONABLY SATISFACTORY TO IT, THAT THE PROPOSED SALE OR TRANSFER WILL NOT VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW.

Warrant No. _____

Issue Date: July __, 2006

WARRANT TO PURCHASE COMMON STOCK OF

CAPITAL GROWTH SYSTEMS, INC.
(a Florida corporation)

This is to certify that [_____________], or his, her or its permitted assigns (“Holder”), is entitled to purchase, subject to the provisions of this Warrant, from Capital Growth Systems, Inc., its successors and assigns (the “Company”), at any time on or after the Issue Date and for a period of five (5) years after the Issue Date (the “Exercise Period”), 500,000 shares of Common Stock (the “Warrant Shares”), for an exercise price equal to $.50 per share of Common Stock to be issued hereunder.

The number of shares of Common Stock to be received upon the exercise of this Warrant and the exercise price to be paid for a share of Common Stock may be adjusted from time to time as herein set forth. The exercise price for the shares of Common Stock in effect at any time is hereinafter sometimes referred to as the “Exercise Price.”

1. Method of Exercise. Subject to the other provisions of this Warrant, this Warrant may only be exercised in whole or in part during the Exercise Period by (i) payment of the Exercise Price by either (A) cash or a certified or bank check, payable to the order of the Company or (B) a written notice to the Company that Holder is exercising this Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Warrant Shares issuable upon exercise of this Warrant which when multiplied by the Market Price of the Warrant Shares is equal to the aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant), and (ii) presentation and surrender of this Warrant to the Company with the exercise notice substantially in the form attached hereto as Exhibit A duly executed (the “Exercise Notice”). Upon receipt by the Company of this Warrant and the Exercise Notice in proper form for exercise, the Holder shall be deemed to be the Holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall use its best efforts to issue the proper stock certificate within five (5) business days of receiving all required documentation. Such stock certificate shall bear such legends as the Company may deem necessary or appropriate.

2. Payment of Taxes. The Company shall pay all expenses in connection with the issue or delivery of this Warrant, other than any tax or charge imposed by law upon Holder, in which case such taxes or charges shall be paid by Holder.

3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current Market Price of a full share.

4. Exchange, Assignment or Loss of Warrant.

(a) Exchange. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants in identical form of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.

(b) Assignment. This Warrant may be freely assigned and transferred by the Holder without the consent of the Company; provided, however, no Holder shall assign or transfer this Warrant (or any portion hereof) to any Person that competes in whole or in part with the Company. Any assignment shall be made by surrender of this Warrant to the Company with the assignment form substantially in the form attached hereto as Exhibit B duly executed (the “Assignment Form”). The Company shall, within five (5) business days of receipt of the Warrant and Assignment Form, execute and deliver a new Warrant in identical form in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled, subject to such assignee’s acknowledgement and consent to be bound by the terms this Warrant and the documents and instruments related thereto. This Warrant may be divided or may be combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company together with a written notice specifying the names and the denominations in which new Warrants are to be issued and signed by the Holder hereof. The term “Warrant” as used herein includes any Warrants issued in substitution for or replacement of this Warrant or into which this Warrant may be divided or exchanged.

(c) Loss. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant if mutilated, the Company will execute and will deliver a new Warrant in identical form. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

5. Rights of the Holder. The Holder, by virtue hereof, shall not be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

6. Exercise Price. In order to prevent dilution of the exercise rights granted hereunder, the Exercise Price will be subject to adjustment from time to time pursuant to this Section 6.

(a) Adjustments for Other Dividends and Distributions. In the event the Company at any time prior to the expiration of this Warrant makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holder shall receive upon exercise thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which the Holder would have received had this Warrant been exercised for Common Stock on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by the Holder as aforesaid during such period, subject to all other adjustments called for during such period under this Section 6 with respect to the rights of the Holder of this Warrant.

(b) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the number of shares of Common Stock for which this Warrant is exercisable shall immediately be proportionately increased, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Common Stock for which this Warrant is exercisable shall immediately be proportionately decreased.

(c) Reorganization, Reclassification, Consolidation, Merger or Sale. Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Company’s assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change”. Prior to the consummation of any Organic Change, the Company shall provide Holder with notice of such Organic Change, such notice to be at least thirty (30) days prior to the consummation of the Organic Change. The Holder shall have a period of thirty (30) days to exercise this Warrant (which exercise may be conditioned upon the consummation of the Organic Change), and upon consummation of the Organic Change, this Warrant and any unexercised Warrant Shares shall automatically terminate. In the event the Organic Change is not consummated, this Warrant shall remain in full force and effect.

(d) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 6 but not expressly provided for by such provisions, then the Company’s board of directors and the Company will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Holder hereunder.

7. Definitions.

(a) “Common Stock” means, collectively, the Company’s common stock, par value $.0001.

(b) “Market Price” of any security means the average of the closing prices of such security’s sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which “Market Price” is being determined and the 20 consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the “Market Price” will be the fair value thereof determined by the Company’s board of directors, in good faith.

(c) “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

8. Notices. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Company at its principal executive offices, and (ii) to Holder at Holder’s address as provided to the Company in writing from time to time.

9. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Illinois.

IN WITNESS WHEREOF, Capital Growth Systems, Inc. has caused this Warrant to be signed by its duly authorized officer and dated as of the date set forth above.

CAPITAL GROWTH SYSTEMS, INC. By:_________________________________
Name: Title:

Exhibit A

Exercise Notice

[To be executed only upon exercise of Warrant]

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of __________ Shares of Common Stock of Capital Growth Systems, Inc. and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or property issuable upon such exercise) be issued in the name of and delivered to _________________________ whose address is _________________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

Dated: __________	_________________________________
(Name of Registered Owner)

_________________________________
(Signature of Registered Owner)

_________________________________
(Street Address)

_________________________________
(City) (State) (Zip Code)

Exhibit B

Assignment Form

FOR VALUE RECEIVED the undersigned registered owner of this Warrant, hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

No. of Shares of
Name and Address of Assignee	Common Stock

and if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, then new Warrants of like tenor and date shall be issued. The undersigned does hereby irrevocably constitute and appoint _________________________ attorney-in-fact to register such transfer on the books of Capital Growth Systems, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated: __________	_________________________________
(Name of Registered Owner)

_________________________________
(Signature of Registered Owner)